                                                                    Exhibit 10.1

                                SIXTH AMENDMENT

                                      TO

                   AMENDED AND RESTATED FINANCING AGREEMENT

          Sixth Amendment, dated as of August 29, 2000 to the Amended and Restated Financing Agreement, dated as of June 18, 1998, as amended through the date hereof (the "Financing Agreement"), by and among McNaughton Apparel Group Inc., a Delaware corporation, formerly known as Norton McNaughton, Inc. (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation formerly known as JJ Acquisition Corp. ("Jeri-Jo" and together with Squire and Miss Erika, each a "Borrower" and collectively, the "Borrowers"), the lenders party thereto (each a "Lender" and collectively the "Lenders"), Banc of America Commercial Corporation, as successor by merger to NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Fleet Bank NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

          The Company, the Borrowers, the Lenders and the Agents desire to amend certain terms and conditions in the Financing Agreement as hereafter set forth. Accordingly, the Company, the Borrowers, the Agents and the Lenders hereby agree as follows:

          1.  Definitions. All capitalized terms used herein and not otherwise
              -----------
defined herein are used herein as defined in the Financing Agreement.

          2.  New Definitions. (a) The definition of "Jeri-Jo Purchase
              ---------------
Agreement" in Section 1.01 of the Financing Agreement is hereby amended to read in its entirety as follows:

               '"Jeri-Jo Purchase Agreement' means the Agreement of Purchase and
                 --------------------------
          Sale dated as of the 15th day of April, 1998, as amended through August 29, 2000, by and among the Sellers, Susan Schneider, Leslie Schneider, Scott Schneider, Jeri-Jo and the Company."

               (b) The following definition of the new term "Jeri-Jo Subordinated Notes" is hereby added to Section 1.01 of the Financing Agreement to read as follows:

               "'Jeri-Jo Subordinated Notes' has the meaning set forth in
                 --------------------------
          Section 7.02(b)(xii) hereof."
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          (c) The following definition of the new term "Sixth Amendment" is hereby added to Section 1.01 of the Financing Agreement to read as follows:

               "'Sixth Amendment' means the Sixth Amendment dated August 29,
                 ---------------
          2000 to this Agreement."

          3.   Indebtedness. Section 7.02(b) of the Financing Agreement is
               ------------
hereby amended to (i) delete the word "and" at the end of clause (xi) thereof,
(ii) redesignate clause (xii) thereof as new clause (xiii), and (iii) add new clause (xii) thereto to read in its entirety as follows:

                    "(xii)   Unsecured Indebtedness of the Company in the
          aggregate principal amount of up to $69,000,000 (consisting of (A) up to $10,000,000 on or prior to August 31, 2000 and (B) up to $59,000,000 on or prior to November 30, 2000) in connection with the Jeri-Jo Earn Out Payment, which Indebtedness is evidenced by one or more subordinated promissory notes, substantially in the form of Exhibit A to the Sixth Amendment (the "Jeri-Jo Subordinated Notes"); and"

          4.   Working Capital. Section 7.02(p)(iii) of the Financing Agreement
               ---------------
is hereby amended by deleting the amount corresponding to the Fiscal Quarter ended August 5, 2000 and substituting in lieu thereof ($11,000,000).

          5. The following new Section 7.02(t) is hereby added to the Financing Agreement to read as follows:

                    "(t)     Amendment or Waiver of the Jeri-Jo Subordinated
                             -----------------------------------------------
          Notes; Prepayment of Jeri-Jo Subordinated Notes. (i) Agree to any
          -----------------------------------------------
          amendment or other change to (or make any payment consistent with any amendment or other change to), or waive any of its rights under, the Jeri-Jo Subordinated Notes or refinance any of the Jeri-Jo Subordinated Notes, provided that the Company may (A) agree to any amendment or other change to cure any ambiguity, defect or inconsistency therein or (B) amend any provision of the Jeri-Jo Subordinated Notes in a manner which is both more beneficial to the Company and not adverse to the Lenders; or

                    (ii) directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the prepayment, redemption, defeasance or retirement of any Jeri-Jo Subordinated Notes, provided that any such prepayment, purchase, redemption, defeasance, retirement or other acquisition may be made with the Net Proceeds of any issuance or sale by the Company of any Capital Stock so long as (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (B) both immediately before and after giving effect thereto the Loans and Letter of Credit Obligations do not exceed the Borrowing Base Before Overadvance Amount. Notwithstanding anything to the contrary contained in this Section 7.02(t)(ii) (x) so long as (1) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (2) both immediately before and after giving effect thereto the Loans and Letter of Credit Obligations do not exceed the Borrowing

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          Base Before Overadvance Amount, payments of regularly scheduled principal may be made pursuant to the terms (including the subordination provisions) of the Jeri-Jo Subordinated Notes, (y) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, payments of regularly scheduled interest may be made pursuant to the terms (including the subordination provisions) of the Jeri-Jo Subordinated Notes and (z) the Company may use the Net Proceeds from the issuance of Capital Stock consisting of common equity or preferred equity with a dividend not higher than the interest on the Jeri-Jo Subordinated Notes and having other terms no more restrictive for the Company than the terms of the Jeri-Jo Subordinated Notes to prepay, purchase, redeem, retire, defease or otherwise acquire Jeri-Jo Subordinated Notes."

          6.   Conditions to Effectiveness. This Amendment shall be effective
               ---------------------------
as of the date hereof provided that the following conditions have been satisfied in full (the "Amendment Effective Date").

               (a) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date and the date hereof as though made on and as of each of such dates (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date or on the date hereof, or result from this Amendment becoming effective in accordance with its terms.

               (b) The Agents shall have received counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Lenders.

               (c) The Administrative Agent shall have received in immediately available funds, for the ratable benefit of the Lenders, in accordance with the Pro Rata Shares of the Lenders, a non-refundable amendment fee equal to $437,500.

               (d) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

          7.   Representations and Warranties. Each of the Company and the
               ------------------------------
Borrowers represents and warrants to the Lenders as follows:

               (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by each of the Company and the Borrowers of this Amendment and all other documents executed by each of them in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action,

(ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to the Company's or any Borrower's property.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

          (d) This Amendment and the Financing Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

          (e) The representations and warranties contained in Article VI of the Financing Agreement are true and correct on and as of the Amendment Effective Date and as of the date hereof as though made on and as of the Amendment Effective Date and the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date or on the date hereof after giving effect to this Amendment.

     8.   Continued Effectiveness of Financing Agreement. Each of the
          ----------------------------------------------
Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

     9.   Miscellaneous.
          -------------

          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

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          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          (d) The Lenders acknowledge that, if the Company is required to incur any subordinated Indebtedness in addition to the Unsecured Indebtedness permitted pursuant to Section 7.02(b)(xii)(A) of the Financing Agreement as amended hereby, containing substantially the same terms as the Jeri-Jo Subordinated Notes, in connection with the Jeri-Jo Earn Out Payment, the Lenders will not charge a fee in addition to the fee set forth in paragraph 6(c) of this Amendment with respect to either (x) the incurrence of such additional subordinated Indebtedness or (y) any waiver or amendment executed in connection with any breach of the financial covenants with respect to Consolidated Net Worth, Leverage and Working Capital set forth in Section 7.02(p)(i), (ii) and
(iii) of the Financing Agreement arising solely from the incurrence of such additional subordinated Indebtedness, provided that nothing contained herein shall be a waiver by the Lenders of any breach of such financial covenants.

          (e) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   MCNAUGHTON APPAREL GROUP INC.

                                   By: /s/ Amanda J. Bokman
                                       --------------------
                                   Title: VP, CFO, Secretary & Treasurer
                                          ------------------------------

                                   NORTON MCNAUGHTON OF SQUIRE, INC.

                                   By: /s/ Amanda J. Bokman
                                       --------------------
                                   Title: VP, CFO, Secretary & Treasurer
                                          ------------------------------

                                   MISS ERIKA, INC.

                                   By: /s/ Amanda J. Bokman
                                       --------------------
                                   Title: VP, CFO, Secretary & Treasurer
                                          ------------------------------

                                   JERI-JO KNITWEAR, INC.

                                   By: /s/ Amanda J. Bokman
                                       --------------------
                                   Title: VP, CFO, Secretary & Treasurer
                                          ------------------------------

                                   AGENTS AND LENDERS
                                   ------------------

                                   THE CIT GROUP/COMMERCIAL SERVICES,
                                    INC., as Administrative Agent

                                   By:  /s/ Kathleen Hanrahan
                                       ----------------------
                                   Title:  Sr. V.P.
                                         ----------

                                   BANC OF AMERICA COMMERCIAL
                                    CORPORATION, as Collateral Agent

                                   By:  /s/ Robert Higgins
                                      --------------------
                                   Title: Sr. V.P.
                                         ---------

                                   FLEET BANK NA, as Documentation Agent

                                   By:  /s/ Stephen Leavenworth
                                      -------------------------
                                   Title:  V.P.
                                         ------

                                   ISRAEL DISCOUNT BANK OF NEW YORK

                                   By:_________________________________
                                   Title:______________________________

                                   SUNROCK CAPITAL CORP.

                                   By:_________________________________
                                   Title:______________________________

                                   PNC BANK, NATIONAL ASSOCIATION

                                   By:_________________________________
                                   Title:______________________________

                                   HELLER FINANCIAL, INC.

                                   By:_________________________________
                                   Title:______________________________

ACKNOWLEDGED AND AGREED:

NORTY'S INC.

By: /s/ Amanda J. Bokman
    --------------------
Title: VP, CFO, Secretary & Treasurer
       ------------------------------


MCNAUGHTON APPAREL HOLDINGS INC.

By: /s/ Amanda J. Bokman
   ---------------------
Title: VP, CFO, Secretary & Treasurer
       ------------------------------